                                                                    EXHIBIT 23.5

                            CONSENT OF JOHN F. KLEIN

    I hereby consent to the reference in the Proxy Statement/Prospectus constituting part of the Registration Statement on Form S-4 (and all amendments thereto) of PCA International, Inc. to my name as a person about to become a director of PCA International, Inc.

                                               /s/ JOHN F. KLEIN
                                 ---------------------------------------------
                                                 John F. Klein


July 23, 1998